SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 30, 2007
                        (Date of earliest event reported)

                                VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-18105                     11-2871434
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(State or other                  (Commission                  (IRS Employer
 jurisdiction of                 File Number)                 Identification
incorporation)                                                    Number)


180 Linden Avenue, Westbury, New York                             11590
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code             (516) 997-4600
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                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

     (b) (i) Effective March 30, 2007, the Company's Vice President, Clinical and Regulatory and Quality Affairs, Thomas Varricchione, resigned as an officer of the Company concurrently with the termination of his employment.

     (ii) On March 30, 2007, the Company received notification from Kenneth W. Rind that he was resigning as a director of the Company, effective immediately. His resignation was for personal reasons and not as a result of any disagreement with the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VASOMEDICAL, INC.


                                      By: /s/ Thomas Glover
                                          -------------------------------------
                                          Thomas Glover
                                          President and Chief Executive Officer


Dated:   April 4, 2007